EXHIBIT 99.1

ISILON SYSTEMS ANNOUNCES FISCAL YEAR 2007 FINANCIAL RESULTS

Audit Committee Concludes Independent Review; Company Completes Restatement and Files Third Quarter
Form 10-Q and 2007 Form 10-K

SEATTLE, WA — April 2, 2008 — Isilon® Systems (NASDAQ: ISLN) today announced its financial results for the fiscal year ended December 30, 2007, including the third and fourth quarters of 2007. Isilon also announced that its Audit Committee has concluded its independent review of the timing and treatment of revenue recognition and the Company has completed the restatement of financial statements for certain previous periods. The Company filed its Quarterly Report on Form 10-Q for the third quarter of 2007 and its 2007 Annual Report on Form 10-K with the Securities and Exchange Commission (“SEC”).

Isilon today reported that revenue for the 2007 fiscal year was $89.0 million. Revenue for the third and fourth quarters of 2007 was $21.6 million and $26.6 million, respectively.

Restatement of Prior Period Financial Statements

The Audit Committee, assisted by independent forensic accounting and legal advisors, has completed its review of the Company’s prior revenue recognition practices. The Board of Directors, based on the recommendation of the Audit Committee, concluded that the Company should restate its financial statements for the fourth quarter and fiscal year ended December 31, 2006, and for the first and second quarters of fiscal 2007 ended April 1, 2007, and July 1, 2007, respectively. A detailed description of the Audit Committee’s findings and of the restatement are included in the Company’s 2007 Annual Report on Form 10-K that was filed today.

As a result of the Audit Committee’s review, the Company identified errors in its previous recognition of revenue. To correct these errors, $7.0 million of the $67.4 million of revenue previously recorded from the fourth quarter of 2006 through the second quarter of 2007 has been adjusted. Of the $7.0 million of adjusted revenue, $4.0 million was reversed and will not be recorded as revenue in any future period. The remaining $3.0 million of the adjusted revenue was reversed, with $0.5 million and $1.5 million recognized as revenue in the third and fourth quarters of 2007, respectively, and the remaining $1.0 million expected to be recognized as revenue in fiscal 2008.

The following table summarizes the impact of the restatement on Isilon’s financial statements. More detailed information on the Audit Committee review and the restatement is available in the Form 10-K that was filed with the SEC.

Summary – Income Statement Adjustments
(In thousands, except per share data)

	Three Months Ended December 31, 2006
	As previously reported	Adjustments	As restated
Total revenue	$20,656	$(1,073)	$19,583
Total cost of revenue	9,648	(523)	8,945
Loss from operations	(2,888)	(550)	(3,438)
Net loss	(10,409)	(550)	(10,959)
Net loss per common share, basic and diluted	$(0.72)	$(0.03)	$(0.75)
	Twelve Months Ended December 31, 2006

	As previously reported	Adjustments	As restated

Total revenue	$62,279	$(1,073)	$61,206
Total cost of revenue	29,331	(523)	28,808
Loss from operations	(15,377)	(550)	(15,927)
Net loss	(25,438)	(550)	(25,988)
Net loss per common share, basic and diluted	$(3.02)	$(0.07)	$(3.09)
	Three Months Ended April 1, 2007

	As previously reported	Adjustments	As restated

Total revenue	$21,607	$(3,761)	$17,846
Total cost of revenue	9,837	(569)	9,268
Loss from operations	(4,875)	(3,106)	(7,981)
Net loss	(3,750)	(3,106)	(6,856)
Net loss per common share, basic and diluted	$(0.06)	$(0.05)	$(0.11)
	Three Months Ended July 1, 2007

	As previously reported	Adjustments	As restated

Total revenue	$25,116	$(2,205)	$22,911
Total cost of revenue	11,999	(691)	11,308
Loss from operations	(4,752)	(1,401)	(6,153)
Net loss	(3,621)	(1,401)	(5,022)
Net loss per common share, basic and diluted	$(0.06)	$(0.02)	$(0.08)
	Six Months Ended July 1, 2007

	As previously reported	Adjustments	As restated

Total revenue	$46,723	$(5,966)	$40,757
Total cost of revenue	21,836	(1,260)	20,576
Loss from operations	(9,627)	(4,507)	(14,134)
Net loss	(7,371)	(4,507)	(11,878)
Net loss per common share, basic and diluted	$(0.12)	$(0.07)	$(0.19)

As noted in the Annual Report on Form 10-K and the Quarterly Report on Form 10-Q filed today, a material weakness was identified as of September 30, 2007, which rendered the Company’s disclosure controls and procedures ineffective.  As a result of actions taken during the quarter and fiscal year ended December 30, 2007, it has been concluded that the material weakness has been remediated and that the Company’s internal control over financial reporting was effective as of December 30, 2007.

2007 Financial Summary: Third Quarter, Fourth Quarter and Full Year

In addition to disclosing financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP), this press release contains non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons why management uses each measure, the inherent limitations of non-GAAP measures and reconciliations to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled “Use of Non-GAAP Financial Measures” as well as the related tables that follow it.

Financial statements for each period are included at the end of this press release. Data refers to periods in 2007 unless noted and includes the effect of the restatement.

•	Revenue for the third quarter was $21.6 million and for the fourth quarter was $26.6 million. Revenue for fiscal 2007 was $89.0 million, compared with $61.2 million for fiscal 2006.

•	Gross margin for the third quarter was 55.7 percent and for the fourth quarter was 52.7 percent. Gross margin for fiscal 2007 was 52.0 percent, compared with 52.9 percent in 2006. On a non-GAAP basis, gross margin for fiscal 2007 was 52.1 percent, compared with 53.0 percent for 2006.

•	Loss from operations for the third quarter was $8.3 million and for the fourth quarter was $8.8 million. Loss from operations for fiscal 2007 was $31.2 million, compared with $16.0 million in fiscal 2006. On a non-GAAP basis, loss from operations for the third quarter was $7.0 million, and for the fourth quarter was $7.5 million. Non-GAAP loss from operations for fiscal 2007 was $27.2 million, compared with $15.3 million in fiscal 2006.

•	Net loss for the third quarter was $7.2 million, or $0.12 per share, and for the fourth quarter was $7.9 million, or $0.13 per share. Net loss for fiscal 2007 was $26.9 million, or $0.44 per share, based on 61.5 million shares outstanding. This compares with net loss for fiscal 2006 of $26.0 million, or $3.09 per share, based on 8.4 million shares outstanding. On a non-GAAP basis, net loss for the third quarter was $5.9 million, or $0.10 per share, and for the fourth quarter was $6.6 million, or $0.11 per share. Non-GAAP net loss for fiscal 2007 was $23.0 million, or $0.37 per share, based on 61.5 million shares outstanding. This compares with non-GAAP net loss for fiscal 2006 of $16.9 million, or $0.34 per share, based on 49.6 million shares outstanding.

•	At December 31, 2007, cash, cash equivalents and marketable securities were $85.9 million, compared with $99.9 million at the end of 2006, and the company had no outstanding debt.

Operating results in the fourth quarter of 2007 were impacted by $1.5 million in professional fees and expenses related to the Audit Committee’s independent review. In completing the Audit Committee review, the Company expects additional fees and expenses in the range of $2.5 million to $3.0 million in the first quarter of 2008.

Status of NASDAQ Listing

As previously announced, the Company received a notice from The NASDAQ Stock Market stating that the company is not in compliance with NASDAQ’s Marketplace Rule 4310(c)(14) because the Company had not timely filed its periodic report for the quarter ended September 30, 2007, with the SEC. With the conclusion of the Company’s financial restatement and filing of the Company’s Form 10-Q for the quarter ended September 30, 2007, and Form 10-K for fiscal year 2007, the Company believes that it has now regained compliance with the requirements for continued listing on The NASDAQ Stock Market.

Conference Call

Isilon management will host a conference call on Thursday, April 3, 2008, at 2:00 p.m. PT (5:00 p.m. ET) to discuss Isilon’s financial results. The live conference call will be available via the Internet on the Investor Relations section of Isilon’s website at www.isilon.com/company/, where it will be archived. In addition, the live conference call will be accessible by telephone at 800-573-4840 or 617-224-4326, passcode 18920202.

A recording of the conference call will be available approximately two hours after the call ends until 9:00 p.m. PT (12:00 midnight ET), April 17, 2008, by dialing 888-286-8010 or 617-801-6888; the passcode is 74885106.

About Isilon Systems

Isilon Systems (NASDAQ: ISLN) is the worldwide leader in clustered storage systems and software for digital content and unstructured data, enabling enterprises to transform data into information – and information into breakthroughs. Isilon’s award-winning family of IQ clustered storage systems combines Isilon’s OneFS® operating system software with the latest advances in industry-standard hardware to deliver modular, pay-as-you-grow, enterprise-class storage systems. Isilon’s clustered storage solutions speed access to critical business information while dramatically reducing the cost and complexity of storing it. Information about Isilon can be found at http://www.isilon.com.

Safe Harbor for Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning our future financial and operating results, the benefits of our products, technologies and services, and our ability to achieve our goals, plans and objectives.  These statements are not guarantees of future performance, but are based on management’s expectations as of the date of this press release and assumptions that are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. The use of words such as “intend” and “expect,” among others, generally identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements involve risks, uncertainties, and assumptions.  If the risks or uncertainties ever materialize, or the assumptions prove incorrect, our actual results may differ materially from those expressed or implied by our forward-looking statements. There can be no assurances that forward-looking statements will be achieved. Important factors that could cause actual results to differ materially from those indicated in forward-looking statements include the following: risks associated with anticipated growth in the storage of unstructured, digital content; competitive factors, including changes in the competitive environment, pricing pressures, sales cycle time and increased competition; our ability to build and expand our direct sales operations and reseller distribution channels; our ability to build sales backlogs and improve sales linearity; general economic and industry conditions, including expenditure trends for storage-related products; new product introductions and our ability to develop and deliver innovative products; our ability to provide high-quality service and support offerings; our reliance on a limited number of suppliers and our ability to forecast demand for our products and potential shortages or price fluctuations in our supply chain; risks associated with international operations; and, macroeconomic factors affecting the United States.  These and other important risk factors and assumptions are described in detail in our 2007 Annual Report on Form 10-K and other periodic reports filed with the Securities and Exchange Commission.  The Company makes no commitment to revise or update any forward-looking statements in order to reflect subsequent events or circumstances.

###

Contacts:

Press:
Jay Wampold, Senior Director of Marketing and Communications, Isilon Systems,
+1-206-315-7620, jay.wampold@isilon.com

Investors:
Rosemary Moothart, Director of Investor Relations, Isilon Systems,
+1-206-315-7509, rosemary.moothart@isilon.com

	Isilon Systems, Inc.
	Condensed Consolidated Statements of Operations
	(unaudited)
	Three Months Ended		Nine Months Ended
	September 30,	October 1,	September 30,	October 1,
	2007	2006	2007	2006
		(in thousands, except per share data)
Revenue:
				$
Product	$17,627	$15,506	$52,197	36,214
Services	4,016	2,280	10,203	5,409

Total revenue	21,643	17,786	62,400	41,623

Cost of revenue:
Product	7,059	7,464	24,365	17,549
Services (1)	2,524	978	5,794	2,314

Total cost of revenue	9,583	8,442	30,159	19,863

Gross profit	12,060	9,344	32,241	21,760

Operating expenses:
Research and development (1)	5,374	4,404	14,778	11,858
Sales and marketing (1)	11,282	6,704	30,111	17,205
General and administrative (1)	3,687	2,116	9,769	5,186

Total operating expenses	20,343	13,224	54,658	34,249

Loss from operations	(8,283)	(3,880)	(22,417)	(12,489)

Other income (expense), net
Interest income and other	1,141	54	3,472	48
Interest expense	—	(438)	—	(894)
Warrant revaluation expense	—	(690)	—	(1,634)

Total other income (expense), net	1,141	(1,074)	3,472	(2,480)

Loss before income tax expense	(7,142)	(4,954)	(18,945)	(14,969)
Income tax expense	(41)	(60)	(116)	(60)

Net loss	$(7,183)	$(5,014)	$(19,061)	$(15,029)

Net loss per common share, basic and diluted	$(0.12)	$(0.70)	$(0.31)	$(2.36)

Shares used in computing basic and diluted net loss per common share	61,771	7,172	61,217	6,381

(1) Includes stock-based compensation as follows:
Cost of revenue	$48	$10	92	11
Research and development	167	58	488	96
Sales and marketing	509	84	1,059	116
General and administrative	522	34	1,081	82

Isilon Systems, Inc.
Condensed Consolidated Balance Sheets
(unaudited)
(in thousands)
	As of
	September 30,	December 31, 2006
	2007	Restated
ASSETS
Current assets:
		$
Cash and cash equivalents	$57,306		99,899
Marketable securities	34,781		—
Trade receivables, net of allowances of $228 and $501, respectively	18,604		23,248
Inventories	6,808		4,125
Other current assets	6,372		2,304

Total current assets	123,871		129,576
Property and equipment, net	10,528		7,158
		$
Total assets	$134,399		136,734

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
		$
Accounts payable	$13,156		6,777
Accrued liabilities	2,079		3,249
Accrued compensation and related benefits	4,630		3,463
Deferred revenue and customer deposits	11,124		7,568

Total current liabilities	30,989		21,057
Deferred revenue, net of current portion	5,213		3,284
Deferred rent, net of current portion	3,454		2,186
Total liabilities	39,656		26,527

Stockholders’ equity:
Common stock	1		1
Additional paid-in capital	189,590		185,947
Accumulated other comprehensive loss	(129)		(83)
Accumulated deficit	(94,719)		(75,658)

Total stockholders’ equity	94,743		110,207
		$
Total liabilities and stockholders’ equity	$134,399		136,734

Isilon Systems, Inc.
Condensed Consolidated Statements of Cash Flows
(unaudited)
	Nine Months Ended
		October 1,
	September 30, 2007	2006
	(in thousands)
Cash flows from operating activities
Net loss	$(19,061)	$(15,029)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	3,835	3,006
Realized gain on sale of marketable securities	—	(14)
Non-cash interest expense	—	222
Amortization of discount on marketable securities	(83)	—
Stock-based compensation expense	2,720	305
Loss on disposal of property and equipment	—	80
Warrant revaluation expense	—	1,634
Changes in operating assets and liabilities:
Accounts receivable, net	4,604	(11,305)
Inventories	(2,683)	(1,473)
Other current assets	(3,859)	(178)
Accounts payable	7,046	5,013
Accrued liabilities, compensation payable and deferred rent	134	1,714
Deferred revenue	5,485	4,946

Net cash used in operating activities	(1,862)	(11,079)

Cash flows from investing activities
Purchases of property and equipment	(5,675)	(3,872)
Purchases of marketable securities	(48,333)	(691)
Proceeds from sales and maturities of marketable securities	13,695	2,508
Proceeds from sale of property and equipment	—	21

Net cash used in investing activities	(40,313)	(2,034)

Cash flows from financing activities
Proceeds from issuance of preferred stock	—	9,945
Proceeds from issuance of common stock, option exercises	424	652
Proceeds from issuance of common stock, employee stock purchase plan	365	—
Proceeds from notes payable	—	36,724
Repurchases of unvested common stock	(78)	—
Payment of offering costs	(1,135)	(803)
Payments of notes payable and capital lease obligations	—	(26,396)

Net cash (used in) provided by financing activities	(424)	20,122

Effect of exchange rate changes on cash and cash equivalents	6	1

Net (decrease) increase in cash and cash equivalents	(42,593)	7,010
Cash and cash equivalents at beginning of period	99,899	10,853
Cash and cash equivalents at end of period	$57,306	$17,863

	Isilon Systems, Inc.
	Condensed Consolidated Statements of Operations
	(unaudited)
	Three Months Ended		Twelve Months Ended
	December 30,	December 31, 2006	December 30,	December 31, 2006
	2007	Restated	2007	Restated
		(in thousands, except per share data)
Revenue:
Product	$22,237	$16,923	$74,434	$53,137
Services	4,361	2,660	14,564	8,069

Total revenue	26,598	19,583	88,998	61,206

Cost of revenue:
Product	9,396	7,637	33,761	25,186
Services (1)	3,181	1,308	8,975	3,622

Total cost of revenue	12,577	8,945	42,736	28,808

Gross profit	14,021	10,638	46,262	32,398

Operating expenses:
Research and development (1)	5,125	4,666	19,903	16,524
Sales and marketing (1)	12,484	7,185	42,595	24,390
General and administrative (1)	5,176	2,225	14,945	7,411

Total operating expenses	22,785	14,076	77,443	48,325

Loss from operations	(8,764)	(3,438)	(31,181)	(15,927)

Other income (expense), net
Interest income and other	998	182	4,470	230
Interest expense	—	(857)	—	(1,751)
Warrant revaluation expense	—	(6,797)	—	(8,431)

Total other income (expense), net	998	(7,472)	4,470	(9,952)

Loss before income tax expense	(7,766)	(10,910)	(26,711)	(25,879)
Income tax expense	(105)	(49)	(221)	(109)

Net loss	$(7,871)	$(10,959)	$(26,932)	$(25,988)

Net loss per common share, basic and diluted	$(0.13)	$(0.75)	$(0.44)	$(3.09)

Shares used in computing basic and diluted net loss per common share	62,404	14,550	61,514	8,423

(1) Includes stock-based compensation as follows:
Cost of revenue	$57	$13	$149	$24
Research and development	214	64	702	160
Sales and marketing	542	82	1,601	198
General and administrative	445	176	1,526	258

Isilon Systems, Inc.
Condensed Consolidated Balance Sheets
	As of
		December 31, 2006
	December 30, 2007	Restated
	(In thousands)
ASSETS
Current assets:
Cash and cash		$
equivalents	$38,999		99,899
Marketable securities ..	46,862		—
Trade receivables, net of allowances of $324 and $501, respectively	20,152		23,248
Inventories	9,430		4,125
Other current assets	5,524		2,304

Total current assets	120,967		129,576
Property and equipment, net	10,571		7,158
Total assets		$
	$131,538		136,734

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable		$
	$10,962		6,777
Accrued liabilities	5,182		3,249
Accrued compensation and related benefits	5,180		3,463
Deferred revenue	12,392		7,568

Total current liabilities	33,716		21,057
Deferred revenue, net of current portion	5,819		3,284
Deferred rent, net of current portion	3,414		2,186
Total liabilities	42,949		26,527

Commitments and contingencies
Stockholders’ equity:
Common stock
	1		1
Additional paid-in capital	191,254		185,947
Accumulated other comprehensive loss	(76)		(83)
Accumulated deficit ..	(102,590)		(75,658)

Total stockholders’ equity	88,589		110,207
		$
Total liabilities and stockholders’ equity	$131,538		136,734

Isilon Systems, Inc.
Condensed Consolidated Statements of Cash Flows
	Year Ended
		December 31,
		2006
	December 30, 2007	Restated
	(in thousands)
Cash flows from operating activities
Net loss	$(26,932)	$(25,988)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	5,337	4,169
Realized gain on sale of marketable securities	—	(14)
Non-cash interest expense	—	646
Amortization of discount on marketable securities	(182)	—
Stock-based compensation expense	3,978	640
Loss on disposal of property and equipment	—	76
Warrant revaluation expense	—	8,431
Changes in operating assets and liabilities:
Accounts receivable, net	3,056	(15,386)
Inventories	(5,305)	(1,167)
Other current assets	(3,032)	(1,810)
Accounts payable	4,914	3,201
Accrued liabilities, compensation payable and deferred rent	3,857	2,134
Deferred revenue	7,359	7,768

Net cash used in operating activities	(6,950)	(17,300)

Cash flows from investing activities
Purchases of property and equipment	(7,284)	(5,340)
Purchases of marketable securities	(71,581)	(691)
Proceeds from sales and maturities of marketable securities	24,995	2,508
Proceeds from sale of property and equipment	—	32

Net cash used in investing activities	(53,870)	(3,491)

Cash flows from financing activities
Proceeds from issuance of preferred stock	—	9,945
Proceeds from issuance of common stock	782	108,801
Proceeds from issuance of common stock, employee stock purchase plan	365	—
Proceeds from notes payable	—	54,524
Repurchases of unvested common stock	(94)	—
Payment of offering costs	(1,135)	(1,376)
Payments of notes payable and capital lease obligations	—	(62,061)

Net cash (used in) provided by financing activities	(82)	109,833

Effect of exchange rate changes on cash and cash equivalents	2	4

Net (decrease) increase in cash and cash equivalents	(60,900)	89,046
Cash and cash equivalents at beginning of year	99,899	10,853
Cash and cash equivalents at end of year	$38,999	$99,899

Use of Non-GAAP Financial Measures

Isilon provides non-GAAP information to enhance investors’ overall understanding of the company’s current financial performance and the company’s prospects for the future and to aid in comparing current operating results with those of past periods. The company believes the non-GAAP measures provide useful information to management and investors by excluding certain items that may not be indicative of Isilon’s core operating results and business outlook.

This press release includes non-GAAP loss from operations, non-GAAP net loss, and non-GAAP loss per share. Non-GAAP loss from operations excludes charges related to stock-based compensation. Isilon excludes stock-based compensation expenses from its non-GAAP measures primarily because they are non-cash expenses that Isilon does not believe reflect core operating results. Stock-based compensation expense is dependent on a number of factors over which management has limited control and is not a factor management utilizes in operating the business. Isilon excludes warrant revaluation expenses from its non-GAAP measures because they are non-recurring, non-cash expenses that Isilon does not believe are reflective of core operating results. Upon the closing of Isilon’s initial public offering, outstanding warrants were no longer subject to revaluation and their fair value was permanently reclassified to stockholders’ equity. Isilon includes the effect of the conversion of convertible preferred shares into common shares as of the later of the beginning of the period or the date of issuance in non-GAAP basic and diluted weighted average shares outstanding used to calculate non-GAAP net loss per share. Isilon believes giving effect to the preferred stock conversion assists investors and management in assessing period over period results. The company’s preferred shares were converted into common shares as of December 20, 2006, the closing day of its initial public offering.

These non-GAAP measures are not in accordance with, or an alternative for, measures prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Isilon believes that non-GAAP measures have inherent limitations in that they do not reflect all of the amounts associated with Isilon’s results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate Isilon’s results of operations in conjunction with the corresponding GAAP measures.

The tables that follow provide a reconciliation of the most directly comparable GAAP measures to the non-GAAP measures used by management.

Isilon Systems, Inc.
Reconciliation of GAAP to non-GAAP results
(in thousands, except percentages and per share data)

																		Shares used in
																		computing
																		basic and diluted	Net loss per common
																		net loss per common	share, basic and
			Operating E	xpenses														share	diluted

	Gross margin %		Research and development			Sales and marketing		General and administrative		Total			Loss from operations		Net loss
																		-	-
Three Months Ended
September 30, 2007
GAAP	55.7	%		$5,374		$11,282		$3,687		$	20,343		$(8,283	)		$(7,183	)	61,771	$(0.12	)
Adjustments:
Stock-based compensation	0.2	%		(167	)	(509	)	(522	)		(1,198	)	1,246			1,246

Non-GAAP	55.9	%		$5,207		$10,773		$3,165		$	19,145		$(7,037	)		$(5,937	)	61,771	$(0.10	)

October 1, 2006
GAAP	52.5	%		$4,404		$6,704		$2,116		$	13,224		$(3,880	)		$(5,014	)	7,172	$(0.70	)
Adjustments:
Stock-based compensation	0.1	%		(58	)	(84	)	(34	)		(176	)	186			186
Warrant revaluation expense	-			-		-		-			-		-			690
Incremented weighted-average shares(1)																		43,177

Non-GAAP	52.6	%		$4,346		$6,620		$2,082		$	13,048		$(3,694	)		$(4,138	)	50,349	$(0.08	)

Nine Months Ended
September 30, 2007
GAAP	51.7	%		$14,778		$30,111		$9,769		$	54,658		$(22,417	)	$	(19,061	)	61,217	$(0.31	)
Adjustments:
Stock-based compensation	0.1	%		(488	)	(1,059	)	(1,081	)		(2,628	)	2,720			2,720

Non-GAAP	51.8	%		$14,290		$29,052		$8,688		$	52,030		$(19,697	)	$	(16,341	)	61,217	$(0.27	)

October 1, 2006
GAAP	52.3	%		$11,858		$17,205		$5,186		$	34,249		$(12,489	)	$	(15,029	)	6,381	$(2.36	)
Adjustments:
Stock-based compensation	-			$(96	)	$(116	)	$(82	)		$(294	)	$305			$305
Warrant revaluation expense	-			-		-		-			-		-			$1,634
Incremented weighted-average shares(1)																		42,252

Non-GAAP	52.3	%		$11,762		$17,089		$5,104		$	33,955		$(12,184	)	$	(13,090	)	48,633	$(0.27	)

(1)    Equals the effect of the conversion of convertible preferred shares to common shares as of the later of their issuance or the beginning of the applicable period. The Company’s preferred shares were converted into common shares as of December 20, 2006.

Isilon Systems, Inc.
Reconciliation of GAAP to non-GAAP results
(in thousands, except percentages and per share data)

																		Shares used in
																		computing
																		basic and diluted	Net loss per common
																		net loss per common	share, basic and
			Operating E	xpenses														share	diluted

	Gross margin %		Research and development			Sales and marketing		General and administrative		Total			Loss from operations		Net loss
																		-	-
Three Months Ended
December 30, 2007
GAAP	52.7	%		$5,125		$12,484		$5,176		$	22,785		$(8,764	)		$(7,871	)	62,404	$(0.13	)
Adjustments:
Stock-based compensation	0.2	%		(214	)	(542	)	(445	)		(1,201	)	1,258			1,258

Non-GAAP	52.9	%		$4,911		$11,942		$4,731		$	21,584		$(7,506	)		$(6,613	)	$62,404	$(0.11	)

December 31, 2006, Restated
GAAP	54.3	%		$4,666		$7,185		$2,225		$	14,076		$(3,438	)	$	(10,959	)	14,550	$(0.75	)
Adjustments:
Stock-based compensation	0.1	%		(64	)	(82	)	(176	)		(322	)	335			335
Warrant revaluation expense	-			-		-		-			-		-			6,797
Incremented weighted-average shares(1)																		37,760

Non-GAAP	54.4	%		$4,602		$7,103		$2,049		$	13,754		$(3,103	)		$(3,827	)	52,310	$(0.07	)

Twelve Months Ended
December 30, 2007
GAAP	52.0	%		$19,903		$42,595		$14,945		$	77,443		$(31,181	)	$	(26,932	)	61,514	$(0.44	)
Adjustments:
Stock-based compensation	0.1	%		(702	)	(1,601	)	(1,526	)		(3,829	)	3,978			3,978

Non-GAAP	52.1	%		$19,201		$40,994		$13,419		$	73,614		$(27,203	)	$	(22,954	)	61,514	$(0.37	)

December 31, 2006, Restated
GAAP	52.9	%		$16,524		$24,390		$7,411		$	48,325		$(15,927	)	$	(25,988	)	8,423	$(3.09	)
Adjustments:
Stock-based compensation	0.1	%		$(160	)	$(198	)	$(258	)		$(616	)	$640			$640
Warrant revaluation expense	-			-		-		-			-		-			$8,431
Incremented weighted-average shares(1)																		41,134

Non-GAAP	53.0	%		$16,364		$24,192		$7,153		$	47,709		$(15,287	)	$	(16,917	)	49,557	$(0.34	)

(1)    Equals the effect of the conversion of convertible preferred shares to common shares as of the later of their issuance or the beginning of the applicable period. The Company’s preferred shares were converted into common shares as of December 20, 2006.